EXHIBIT 25.1
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated April 14, 1999 accompanying the financial statements of Arete Industries, Inc. incorporated by reference in the Registration Statement Form S-8. We consent to the use of the aforementioned report in the Registration Statement.

Date: June 7, 2000

                        /s/ Schumacher & Associates, Inc.
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                            Certified Public Accountants
                            2525 15th Street, Suite 3-H
                            Denver, Colorado 80211